                                                               EXHIBIT 10.8C



                                                          August 10, 1993

Mr. Joseph Allen
Brant-Allen Industries, Inc.
80 Field Point Road
Greenwich, Connecticut 06830

Dear Joe:


     This letter is to set forth our understanding on several matters relating to the contracts ("Newsprint Contracts") between the parties dated May 19, 1978, and amended on April 1, 1987 and December 10, 1991.

     1. The pricing formula in the Newsprint Contracts will be amended, as set forth in the accompanying August 10, 1993 Amendment, to be effective in 1993 as of July 1, and in 1994. At the end of 1994 the partners will review the formula to determine whether it fairly reflects competitive market pricing of Eastern newsprint for volume levels similar to those in the Newsprint Contracts. In the absence of agreement among the parties, pricing will not revert to the formula that existed prior to this August 10, 1993 amendment of the Newsprint Contracts.

     2. The price paid by Dow Jones and The Washington Post for newsprint purchased in the first half of 1993 shall not exceed the estimated prices paid by Dow Jones and The Washington Post during the first half of 1993. During 1993 only, the "Partners' Price" under the Newsprint Contracts shall be calculated separately for the first and second halves of the year based on the average Net Transaction Price for the first and second halves of the year respectively.

     3. In order to reflect the current industry practice of premium discounts in prices of lighter basis weight newsprint, during 1993 the list price for 45-gram basis weight newsprint will be converted into (or from) the list price for 48.8 grant basis weight newsprint by dividing (or multiplying) the 45-gram list price by 1.0715.


                                        Sincerely,

                                        DOW JONES & COMPANY, INC.

                                        By:  /s/ Kevin J. Roche
                                             ------------------
                                             Kevin J. Roche


Agreed to and accepted:                 THE WASHINGTON POST

/s/ Joseph Allen                        By: /s/ Martin Cohen
------------------                          ----------------
                                            Martin Cohen
Brant-Allen Industries, Inc.
General Partner



                                                            August 10, 1993


          Bear Island Paper Company
          Route 738
          Ashland, Virginia  23005

          Dear Sirs:

                    This Agreement will confirm that the newsprint purchase contract between Bear Island and Dow Jones & Company, Inc. dated May 19, 1978, and amended on April 1, 1987 and December 10, 1991 is further amended as follows:

                    In the first sentence of Section 3, the words
          "January 1, 1992" shall be deleted, and the words "July 1, 1993" shall be substituted in place thereof.

                    The first sentence of Section 3(d) shall end after the word "equally" and the remainder of the sentence ("such average not...calendar year") shall be deleted.

                    In all other respects, the contract shall remain the same.

                    If the foregoing accurately reflects our agreement, please execute this letter agreement in the space provided below.

                                        Very truly yours,


                                        DOW JONES & COMPANY, Inc.



                                        By:  /s/ Kevin J. Roche
                                             _____________________________
                                             Name:  Kevin J. Roche


          Accepted and agreed upon:        Accepted and agreed upon for
          BEAR ISLAND PAPER COMPANY        purposes of providing and verifying
                                           past prices:


          By:  Brant-Allen Industries,  THE WASHINGTON POST COMPANY
               Inc.
               General Partner

          By:  /s/ Joseph Allen          By:  /s/ Martin Cohen
               ______________________         ____________________________
               Name:  Joseph Allen            Name:  Martin Cohen